EXTENDIBLE COMMERCIAL NOTES DEALER AGREEMENT

This Extendible Commercial Notes Dealer Agreement, dated as of December 14, 1999, confirms the agreement among Goldman, Sachs & Co. ("Goldman"), Banc of America Securities LLC ("BancAmerica") and Alliance Capital Management L.P. (the "Partnership"), whereby each of Goldman and BancAmerica, severally and not jointly, will act as a dealer with respect to the promissory notes to be issued by the Partnership, which will be issued either in physical bearer form or book-entry form. Each of Goldman and BancAmerica is also sometimes referred to herein as a "Dealer" and collectively as the "Dealers." Notes in book-entry form will be represented by master notes registered in the name of a nominee of The Depository Trust Company ("DTC") and recorded in the book-entry system maintained by DTC. The promissory notes shall (a) be issued in denominations of not less than $250,000; (b) have maturities not exceeding 390 days from the date of issue; and (c) shall have such terms as attached as Exhibit B hereto and as specified in the Private Placement Memorandum (as defined below). Such notes, including the master notes, shall hereinafter be referred to as "Notes." Certain terms used in this Agreement are defined in paragraph 12 below. Any Exhibits described in this Agreement are hereby incorporated by reference into this Agreement and made fully a part hereof.

         1. (a) The Partnership represents and warrants to the Dealers that: (i) the Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware; (ii) this Agreement and the issuing and paying agency agreement dated as of December 14, 1999 with U.S. Bank Trust National Association (the "Issuing and Paying Agent", which term shall include any successor issuing and paying agent under such agreement), a copy of which has been provided to each of the Dealers (as such agreement may be amended or supplemented from time to time, the "Issuing Agreement"), have been duly authorized, executed and delivered by the Partnership and each constitutes the valid and legally binding obligation of the Partnership enforceable in accordance with its respective terms subject to any applicable law relating to or affecting indemnification for liability under the securities laws, and except to the extent such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and the applicability of equitable principles thereto whether in a proceeding of law or in equity; (iii) the Notes have been duly authorized and, when issued and duly delivered in accordance with the Issuing Agreement, will constitute the valid and legally binding obligations of the Partnership, enforceable in accordance with their terms, except to the extent such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors' rights generally and the applicability of equitable principles thereto whether in a proceeding of law or in equity; (iv) the private placement memorandum approved by the Partnership for distribution pursuant to
Section 7 hereof (the "Private Placement Memorandum") and the Annual Report on Form 10-K of Alliance Capital Management Holding L.P., formerly Alliance Capital Management L.P. ("Alliance Holding"), for the fiscal year ended December 31, 1998 and other documents subsequently filed with the Securities and Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by Alliance Holding and, so long as it remains subject to the reporting requirements of the Exchange Act, by the Partnership (together, the "Offering Materials"), taken as a whole, except insofar as any information therein relates to Goldman or BancAmerica (or their respective affiliates) in its capacity as dealer hereunder, do not include any untrue statement of a material fact or omit to

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state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; (v) the offer and sale of the Notes in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) thereof, and no indenture in respect of the Notes is required to be qualified under the Trust Indenture Act of 1939, as amended; and (vi) the Partnership is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         (b) Each sale of a Note by the Partnership under this Agreement shall constitute an affirmation that the foregoing representations and warranties remain true and correct at the time of sale, and will remain true and correct at the time of delivery, of such Note.

     2. Each of the Dealers may, from time to time, but shall not be obligated to, purchase Notes from the Partnership.

     3. Prior to the initial issuance of Notes, the Partnership shall have delivered to each of the Dealers an incumbency certificate identifying persons authorized to sign Notes on the Partnership's behalf and containing the true signatures of each of such persons.

     4. Prior to the initial issuance of Notes, the Partnership shall have supplied each of the Dealers with an opinion or opinions of counsel addressing the matters set forth in paragraph 1(a)(i)-(iii) and (v) - (vi) above and such other matters as the Dealers shall reasonably request, such opinion or opinions to be in form and substance satisfactory to the Dealers.

     5. All transactions in Notes between each of the Dealers and the Partnership shall be in accordance with the custom and practice in the commercial paper market. In accordance with such custom and practice, the purchase of Notes by the applicable Dealer shall be negotiated verbally between the applicable Dealer's personnel and the authorized representative of the Partnership. Such negotiation shall determine the principal amount of Notes to be sold, the discount rate or interest rate applicable thereto, and the maturity thereof. The applicable Dealer's fee for such sales shall be included in the discount rate with respect to Notes issued at a discount, or stated separately as a fee, in the case of Notes bearing interest. The applicable Dealer shall confirm each transaction made with the Partnership in writing in such Dealer's customary form. Delivery and payment of Notes shall be effected in accordance with the Issuing Agreement.

     6. The applicable Dealer shall pay for the Notes purchased by such Dealer in immediately available funds on the business day such Notes, executed in a manner satisfactory to such Dealer, are delivered to such Dealer in the case of physical bearer Notes, or in the case of book-entry Notes, on the business day such Notes are credited to such Dealer's Participant Account at DTC. Payment shall be made in any manner permitted in the Issuing Agreement. The amount payable by the applicable Dealer to the Partnership shall be (i) in the case of discount Notes, the face value thereof less the original issue discount and less the compensation payable to such Dealer and (ii) in the case of interest to follow Notes, the face value thereof less the compensation payable to such Dealer.


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     7. (a) From and after the date of this Agreement, the Partnership will supply to each of the Dealers on a continuing basis three copies of all annual and quarterly and other reports filed by the Partnership and Alliance Holding pursuant to Section 13 of the Exchange Act, and reports mailed by the Partnership or Alliance Holding to their unitholders (in their capacity as unitholders), plus such other information as the Dealers may reasonably request. The Partnership understands, however, that the Dealers shall distribute or otherwise use any informational documents concerning the Partnership, including the Private Placement Memorandum, only with the prior review and approval of the Partnership. The Partnership further undertakes to supply copies of such reports when requested by any customer of the Dealers in respect of Notes, as set forth in the Private Placement Memorandum.

         (b) The Partnership further agrees to notify the Dealers promptly upon the occurrence of any event or other development, the result of which causes the informational documents and the Partnership's or Alliance Holding's annual or quarterly and other reports filed pursuant to Section 13 of the Exchange Act, taken as a whole, to include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         (c) The Partnership agrees to give the Dealers (i) prompt notice (but in any event prior to any subsequent issuance of Notes hereunder) of any amendment to, modification of or waiver with respect to, the Notes or the Issuing and Paying Agency Agreement, including a complete copy of any such amendment, modification or waiver, (ii) in the event it elects not to redeem any Notes on the applicable Initial Redemption Date (as defined in the Private Placement Memorandum), written notice of such election by 11:00 a.m. on such Initial Redemption Date, and (iii) not less than five nor more than 25 days' notice of any proposed redemption of the Notes.

     8. (a) The Partnership agrees to indemnify and hold harmless each Dealer and each person, if any, who controls such Dealer within the meaning of either
Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "Indemnitee"), against any and all losses, claims, damages, liabilities or expenses, joint or several, to which any Indemnitee may become subject, under the Act, the Exchange Act, or otherwise, insofar as such losses, claims damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in the Offering Materials, taken as a whole, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, or any breach of its agreements contained in this Agreement, and the Partnership further agrees to reimburse each Indemnitee for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the Partnership will not be liable in any such case to the extent that any such loss, claim damage, liability or expense arises out of or is based upon such untrue statement or omission contained in the Offering Materials which relates to the Dealers (or their respective affiliates) in their capacity as dealer hereunder.

         (b) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph 8(a) is for any reason held unavailable (otherwise than in accordance with the provision stated therein), the Partnership shall contribute


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to the aggregate costs of satisfying any loss, damage, liability or expense sought to be charged against or incurred by any Indemnitee in such proportion as is appropriate to reflect the relative benefits received by the Partnership on the one hand and the Dealers on the other from the offering of the Notes. For purposes of this paragraph 8(b), the "relative benefits" received by the Partnership shall be equal to the aggregate net proceeds received by the Partnership from Notes sold pursuant to this Agreement and the "relative benefits" received by each Dealer shall be equal to the aggregate commissions and fees earned by such Dealer hereunder.

     9. The Dealers and the Partnership hereby establish and agree to observe the following procedures in connection with offers, sales and subsequent resales or other transfers of the Notes:

                  (a) Offers and sales of the Notes by or through the Dealers shall be made only to: (i) investors reasonably believed by the applicable Dealer to be Qualified Institutional Buyers or Institutional Accredited Investors and (ii) non-bank fiduciaries or agents that will be purchasing Notes for one or more accounts, each of which is reasonably believed by the Dealer to be an Institutional Accredited Investor.

                  (b) Resales and other transfers of the Notes by the holders thereof shall be made only in accordance with the restrictions in the legend described in clause (e) below.

                  (c) No "general solicitation or general advertising" within the meaning of Regulation D shall be used in connection with the offering of the Notes. Without limiting the generality of the foregoing, without the prior written approval of the other parties hereto, no party hereto shall issue any press release or place or publish any "tombstone" or other advertisement relating to the Notes.

                  (d) No sale of Notes to any one purchaser shall be for less than $250,000 principal or face amount, and no Note shall be issued in a smaller principal or face amount. If the purchaser is a non-bank fiduciary acting on behalf of others, each person for whom such purchaser is acting must purchase at least $250,000 principal or face amount of Notes.

                  (e) Offers and sales of the Notes by the Partnership through a Dealer acting as agent for the Partnership shall be made in accordance with Rule 506 under the Securities Act, and shall be subject to the restrictions described in the legend appearing on Exhibit A hereto. A legend substantially to the effect of such Exhibit A shall appear as part of the Private Placement Memorandum used in connection with offers and sales of Notes hereunder, as well as on each individual certificate representing a Note and each master note representing book-entry Notes offered and sold pursuant to this Agreement.

                  (f) Each Dealer shall furnish or shall have furnished to each purchaser of Notes for which it has acted as the Dealer a copy of the then-current Private Placement Memorandum unless such purchaser has previously received a copy of the Private Placement Memorandum as then in effect. The Private Placement Memorandum shall expressly state that any person to whom Notes are offered shall have an opportunity to ask questions of, and receive information from, the Partnership and the applicable Dealer


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         and shall provide the names, addresses and telephone numbers of the persons from whom information regarding the Partnership may be obtained.

                  (g) The Partnership agrees, for the benefit of the Dealers and each of the holders and prospective purchasers from time to time of the Notes that, if at any time the Partnership shall not be subject to
         Section 13 or 15(d) of the Exchange Act, the Partnership will furnish, upon request and at its expense, to the Dealers and to holders and prospective purchasers of Notes information required by Rule 144A(d)(4)(i) in compliance with Rule 144A(d).

                  (h) In the event that any Note offered or to be offered by the Dealers would be ineligible for resale under Rule 144A, the Partnership shall immediately notify the Dealers (by telephone, confirmed in writing) of such fact and shall promptly prepare and deliver to the Dealers an amendment or supplement to the Private Placement Memorandum describing the Notes that are ineligible, the reason for such ineligibility and any other relevant information relating thereto.

         10. The Partnership hereby represents and warrants to each Dealer, in connection with offers, sales and resales of Notes, as follows:

                  (a) The Partnership hereby confirms to each Dealer that within the preceding six months neither the Partnership nor any person other than the Dealers acting on behalf of the Partnership has offered or sold any Notes, or any substantially similar security of the Partnership to, or solicited offers to buy any such security from, any person other than the Dealers; provided, that the parties hereto acknowledge that, within the preceding six months, the Dealers have offered and sold commercial paper notes on behalf of the Partnership and Alliance Holding as described in paragraph 11 below. The Partnership also agrees that as long as the Notes are being offered for sale by the Dealers as contemplated hereby and until at least six months after the offer of Notes hereunder has been terminated, neither the Partnership nor any person other than the Dealers will offer the Notes or any substantially similar security of the Partnership for sale to, or solicit offers to buy any such security from, any person other than the Dealers if, as a result of the doctrine of "integration" referred to in Rule 502 under the Securities Act, such offer or sale would render invalid the exemption from the registration requirements of the Security Act provided by Section 4(2) thereof for the offer and sale of the Notes, it being understood that such agreement is made with a view to bringing the offer and sale of the Notes within the exemption provided by Section 4(2) of the Securities Act and shall survive any termination of this Agreement. The Partnership hereby represents and warrants that it has not taken or omitted to take, and will not take or omit to take, any action that would cause the offering and sale of Notes hereunder to be integrated with any other offering of securities, whether such offering is made by the Partnership or some other party or parties.

                  (b) The Partnership represents and agrees that the proceeds of the sale of the Notes are not currently contemplated to be used for the purpose of buying, carrying or trading securities within the meaning of Regulation T and the interpretations thereunder by the Board of Governors of the Federal Reserve System. In the event that the


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         Partnership determines to use such proceeds for the purpose of buying, carrying or trading securities, whether in connection with an acquisition of another company or otherwise, the Partnership shall give the Dealers at least five business days' prior written notice to that effect. The Partnership shall also give the Dealers prompt notice of the actual date that it commences to purchase securities with the proceeds of the Notes. Thereafter, in the event that a Dealer purchases Notes as principal and does not resell such Notes on the day of such purchase, to the extent necessary to comply with Regulation T and the interpretations thereunder, such Dealer will sell such Notes either (i) only to offerees it reasonably believes to be Qualified Institutional Buyers or to Qualified Institutional Buyers it reasonably believes are acting for other Qualified Institutional Buyers, in each case in accordance with Rule 144A or (ii) in a manner which would not cause a violation of Regulation T and the interpretations thereunder.

         11. Each of the Dealers confirms that, in connection with the offer and sale of commercial paper notes referred to in paragraph 10(a) above, (a) it made offers and sales only to Institutional Accredited Investors or Qualified Institutional Buyers and (b) it did not engage in any form of "general solicitation or general advertising" within the meaning of Regulation D.

         12. The following are definitions for certain terms used in this
Agreement:

                  (a) "Institutional Accredited Investor" shall mean an institutional investor that is an accredited investor within the meaning of Rule 501 under the Securities Act and that has such knowledge and experience in financial and business matters that it is capable of evaluating and bearing the economic risk of an investment in the Notes, including, but not limited to, a bank, as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

                  (b) "Non-bank fiduciary or agent" shall mean a fiduciary or agent other than (a) a bank, as defined in Section 3(a)(2) of the Securities Act, or (b) a savings and loan association, as defined in
         Section 3(a)(5)(A) of the Securities Act.

                  (c) "Qualified Institutional Buyer" shall have the meaning assigned to that term in Rule 144A under the Securities Act.

                  (d) "Regulation D" shall mean Regulation D (Rules 501 et seq.) under the Securities Act.

                  (e) "Rule 144A" shall mean Rule 144A under the Securities Act.

         13. This Agreement may be terminated by the Partnership or either Dealer, with respect to such Dealer, upon thirty days' written notice to the Dealers or the Partnership, as the case may be. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         14. This Agreement shall inure to the benefit of and be binding upon the undersigned parties and their respective successors, but no other person, partnership, association, company or corporation.


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        If the foregoing accurately reflects our agreement, please sign the enclosed copy in the space provided below and return it to the undersigned.


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        The parties hereto have caused the execution of this Agreement on the date first provided above.

                                    Alliance Capital Management L.P.

                                    By:  Alliance Capital Management
                                         Corporation, its General Partner


                                    By:   /s/ Anne S. Drennan
                                          ------------------------------------
                                          Title: Senior Vice President and
                                          Treasurer


                                    Goldman, Sachs & Co.


                                    By:   /s/ William R. Harrison
                                          ------------------------------------
                                          Authorized Signatory


                                    Banc of America Securities LLC


                                    By:   /s/ Stephen R. Austen
                                          ------------------------------------
                                          Title: Managing Director


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                                                                       EXHIBIT A


                                      FORM OF LEGEND FOR
                            PRIVATE PLACEMENT MEMORANDUM AND NOTES

        THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER APPLICABLE SECURITIES LAW, AND OFFERS AND SALES THEREOF MAY BE MADE ONLY IN COMPLIANCE WITH AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER WILL BE DEEMED TO REPRESENT THAT IT HAS BEEN AFFORDED AN OPPORTUNITY TO INVESTIGATE MATTERS RELATING TO THE ISSUER AND THE NOTES, THAT IT IS NOT ACQUIRING SUCH NOTE WITH A VIEW TO ANY DISTRIBUTION THEREOF AND THAT IT IS (A) AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a) UNDER THE ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") AND THAT EITHER IS PURCHASING NOTES FOR ITS OWN ACCOUNT, IS A U.S. BANK (AS DEFINED IN SECTION 3(a)(2) OF THE ACT) OR A SAVINGS AND LOAN ASSOCIATION OR OTHER INSTITUTION (AS DEFINED IN SECTION 3(a)(5)(A) OF THE ACT) ACTING IN ITS INDIVIDUAL OR FIDUCIARY CAPACITY OR IS A FIDUCIARY OR AGENT (OTHER THAN A U.S. BANK OR SAVINGS AND LOAN ASSOCIATION) PURCHASING NOTES FOR ONE OR MORE ACCOUNTS EACH OF WHICH IS SUCH AN INSTITUTIONAL ACCREDITED INVESTOR OR (B) A QUALIFIED INSTITUTIONAL BUYER ("QIB") WITHIN THE MEANING OF RULE 144A UNDER THE ACT THAT IS ACQUIRING NOTES FOR ITS OWN ACCOUNT OR FOR ONE OR MORE OTHER ACCOUNTS, EACH OF WHICH IS A QIB AND WITH RESPECT TO EACH OF WHICH THE PURCHASER HAS SOLE INVESTMENT DISCRETION; AND THE PURCHASER ACKNOWLEDGES THAT IT IS AWARE THAT THE SELLER MAY RELY UPON THE EXEMPTION FROM THE REGISTRATION PROVISIONS OF SECTION 5 OF THE ACT PROVIDED BY RULE 144A. BY ITS ACCEPTANCE OF A NOTE, THE PURCHASER THEREOF SHALL ALSO BE DEEMED TO AGREE THAT ANY RESALE OR OTHER TRANSFER THEREOF WILL BE MADE ONLY (A) IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE ACT, EITHER (1) TO THE ISSUER OR TO GOLDMAN, SACHS & CO., BANC OF AMERICA SECURITIES LLC OR ANOTHER PERSON DESIGNATED BY THE ISSUER AS A PLACEMENT AGENT FOR THE NOTES (COLLECTIVELY, THE "PLACEMENT AGENTS"), NONE OF WHICH SHALL HAVE ANY OBLIGATION TO ACQUIRE SUCH NOTE, (2) THROUGH A PLACEMENT AGENT TO AN INSTITUTIONAL ACCREDITED INVESTOR OR A QIB, OR (3) TO A QIB IN A TRANSACTION THAT MEETS THE REQUIREMENTS OF RULE 144A AND (B) IN MINIMUM AMOUNTS OF $250,000.